--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

July 21, 1997

     We are pleased to submit the semi-annual report for the six months ended June 30, 1997. The net asset value per share at that date was $11.21. In addition, a regular quarterly dividend of $0.17 was declared for shareholders of record June 23, 1997 and paid on July 14, 1997.

MID-YEAR REVIEW

     Real estate securities have experienced a somewhat erratic period so far in 1997. By mid-year, however, the Fund's 8.0% return based on income and change in net asset value, is in line with our mid-teens annual total return expectation. This would also be consistent with the long-term returns that REITs have traditionally provided.

     In April, REITs suffered their largest monthly price decline (-3.4%) in over two years, the result of concerns about the economy along with the supply imbalance caused by a flood of equity issuance. In the January to June period, REITs raised $9.7 billion in common equity, a record for any six month period. With supply pressures abating and a continuation of strong real estate fundamentals, REITs, posted strong total returns in both May (+2.9%) and June (+4.9%), which more than erase April's decline. This strong rebound was consistent throughout all of the mainstream property sectors.

     Also helping performance in the spring were the very strong earnings reported by REITs. Most companies reported profits above consensus expectations, and the companies in our universe reported average per share earnings growth of approximately 10% compared to last year's first quarter. Initial indications appear to us that a similar pattern is likely to emerge when second quarter earnings are announced in the next several weeks. This confirms our expectation that the REIT industry is still in a high growth phase which justifies improved valuations and share prices that anticipate expanding earnings and asset values.

     One important recent development is that the long-term debt market appears to be becoming much more accommodating to the REIT industry. Whereas for the past several years, most REITs were able to borrow money for only five to seven year terms, the more credit worthy companies are now issuing ten to twenty year fixed-rate debt. Further, the cost of this debt has declined significantly due to the combination of lower interest rates and a narrowing of spreads from benchmark rates. This lower cost of debt is enhancing REITs' returns on equity and the longer maturity is much better suited to the long-term nature of REIT assets.

INVESTMENT OUTLOOK

     We believe that the rate of earnings growth for the industry as a whole is likely to slow somewhat over the next several years as the real estate cycle enters into a mature phase. This will happen as three previously wide gaps begin to close: the gap between existing occupancy rates and full occupancy; the gap between existing rental rates and market rates; and the gap between the market value of many properties and their replacement cost.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
Occupancies and rental rates have risen as the robust national economy over the past six years, against a backdrop of limited new construction, has engendered a strong real estate recovery. This improvement in fundamentals has fostered a substantial return of capital to the industry from both public and private market sources, thereby increasing real estate values.

     Because income is our primary investment objective we believe that a return to equilibrium conditions in the real estate industry warrants an emphasis on the safety and growth potential of dividends. With both interest rates and inflation quite low and the dividend yield of the stock market at an all-time low, we believe that REITs may be ideal investment vehicles for many investors. If we are correct about the current state of the real estate cycle, the income component of REIT returns will be valued more highly and this may serve to offset generally slowing industry growth. Therefore, we are very pleased to have identified companies that have both substantial dividend yields and we believe are capable of sustaining healthy growth in earnings and dividends.

     Although we see the real estate cycle entering a mature phase, it is by no means on the verge of a decline. The real estate industry suffered perhaps its worst depression ever in the late 1980's and early 1990's and has emerged from that period in a much leaner and healthier position. There simply is not a lot of new development taking place and the capital flowing to the industry is nowhere near the amount that funded the overbuilding of the 1980's. Further, this capital is primarily being used to purchase existing properties rather than underwrite new development. Importantly, the emergence of the public market as the principal allocator of capital to the industry has introduced a measure of discipline that has never before existed. As a result, we see no shortage of excellent investment opportunities and we remain confident in our ability to earn satisfactory returns.

SPECIAL NOTICE

     At June 30, 1997, the Fund had realized net capital gains of approximately $2.5 million, which is equal to $.86 per share. The Fund currently holds no positions that have material capital losses. It is therefore likely that the Fund will be making a significant capital gains distribution at year end. We believe it is important to communicate this to both current and prospective shareholders. We will update you on the status of this potential distribution in our third quarter report which you should receive in October.

Sincerely,


/s/ Martin Cohen                                           /s/ Robert Steers
----------------------                                     ---------------------
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman


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                                       2


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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                                                                  NUMBER             VALUE
                                                                                 OF SHARES         (NOTE 1)
                                                                                 ---------        -----------
EQUITIES                                                          102.27%
     APARTMENT/RESIDENTIAL                                         13.05%
           Associated Estates Realty Corp.................................         42,900         $ 1,008,149
           Charles E. Smith Residential Realty............................         23,400             675,675
           Colonial Properties Trust......................................         32,500             954,688
           Columbus Realty Trust..........................................         26,400             600,600
           Oasis Residential-Preferred....................................          5,900             152,663
           Summit Properties..............................................         40,700             839,437
                                                                                                  -----------
                                                                                                    4,231,212
                                                                                                  -----------
     DIVERSIFIED                                                    4.96%
           Pacific Gulf Properties........................................         43,800             963,600
           Santa Anita Realty Enterprises.................................         20,700             642,994
                                                                                                  -----------
                                                                                                    1,606,594
                                                                                                  -----------
     HEALTH CARE                                                   15.38%
           American Health Properties.....................................         59,500           1,494,938
           Health Care REIT...............................................         35,900             872,819
           Healthcare Realty Trust........................................          2,000              55,750
           Meditrust......................................................         17,400             693,825
           Nationwide Health Properties...................................         30,000             660,000
           Omega Healthcare Investors.....................................         36,900           1,206,168
                                                                                                  -----------
                                                                                                    4,983,500
                                                                                                  -----------
     HOTEL                                                          4.95%
           Innkeepers USA Trust...........................................         36,000             540,000
           Sunstone Hotel Investors.......................................         36,000             522,000
           Taubman Centers................................................         41,000             543,250
                                                                                                  -----------
                                                                                                    1,605,250
                                                                                                  -----------
     INDUSTRIAL                                                     4.20%
           EastGroup Properties...........................................         67,650           1,361,456
                                                                                                  -----------
     OFFICE                                                         4.24%
           Alexandria Real Estate Equities................................         31,800             697,612
           Brandywine Realty Trust........................................         33,400             676,350
                                                                                                  -----------
                                                                                                    1,373,962
                                                                                                  -----------
     OFFICE/INDUSTRIAL                                              5.43%
           Kilroy Realty Corp.............................................          9,700             244,925
           Reckson Associates Realty Corp.................................         21,000             483,000
           TriNet Corporate Realty Trust..................................         31,200           1,031,550
                                                                                                  -----------
                                                                                                    1,759,475
                                                                                                  -----------

                       See notes to financial statements.
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                                       3


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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1997 (UNAUDITED)

                                                                                  NUMBER             VALUE
                                                                                 OF SHARES         (NOTE 1)
                                                                                 ---------        -----------
     SELF STORAGE                                                    0.94%
           Sovran Self Storage............................................         10,400         $   304,200
                                                                                                  -----------
     SHOPPING CENTER                                                49.12%
        COMMUNITY CENTER                                            29.77%
           Alexander Haagen Properties....................................        126,300           2,052,375
           Bradley Real Estate............................................         55,500           1,068,375
           Burnham Pacific Properties.....................................         60,200             827,750
           Glimcher Realty Trust..........................................         77,000           1,588,125
           Mid-America Realty Investments.................................        111,200           1,077,250
           Mid-Atlantic Realty Trust......................................         34,100             383,625
           Pennsylvania REIT..............................................         55,500           1,245,282
           Price REIT.....................................................         17,000             618,375
           Regency Realty Corp............................................          3,900             106,275
           Saul Centers...................................................          5,700              98,325
           Sizeler Property Investors.....................................         26,900             277,406
           Western Investment Real Estate Trust...........................         22,000             305,250
                                                                                                  -----------
                                                                                                    9,648,413
                                                                                                  -----------
        FACTORY OUTLET CENTER                                        6.12%
           Horizon Group..................................................        119,700           1,608,469
           Tanger Factory Outlet Centers..................................         14,000             376,250
                                                                                                  -----------
                                                                                                    1,984,719
                                                                                                  -----------
        REGIONAL MALL                                               13.23%
           CBL & Associates Properties....................................         34,300             823,200
           JP Realty......................................................         39,200           1,063,300
           Simon Debartolo Group..........................................         26,500             848,000
           The Mills Corp.................................................         29,800             825,088
           Urban Shopping Centers.........................................         22,800             726,750
                                                                                                  -----------
                                                                                                    4,286,338
                                                                                                  -----------
           TOTAL SHOPPING CENTER..........................................                         15,919,470
                                                                                                  -----------
TOTAL INVESTMENTS (Identified cost $27,619,487)....................102.27%                         33,145,119
LIABILITIES IN EXCESS OF OTHER ASSETS..............................(2.27)%
                                                                                                     (736,242)
                                                                                                  -----------
NET ASSETS (Equivalent to $11.21 per share based on
   2,890,350 shares of capital stock outstanding)..................100.00%
                                                                   ------                         $32,408,877
                                                                   ------                         -----------
                                                                                                  -----------

* Non-income Producing Security.

                       See notes to financial statements.
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                                       4


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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified cost $27,619,487) (Note 1)....................  $33,145,119
      Dividends and interest receivable.............................................................      198,902
      Receivable for investments sold...............................................................    1,285,573
      Other assets..................................................................................        4,241
                                                                                                      -----------
            Total Assets............................................................................   34,633,835
                                                                                                      -----------
LIABILITIES:
      Payable for investments purchased.............................................................    1,281,685
      Payable for dividends declared................................................................      491,360
      Payable to investment adviser.................................................................       17,558
      Payable to administrator......................................................................        6,119
      Payable due to custodian bank.................................................................      376,713
      Other liabilities.............................................................................       51,523
                                                                                                      -----------
            Total Liabilities.......................................................................    2,224,958
                                                                                                      -----------
NET ASSETS applicable to 2,890,350 shares of $.01 par value common stock outstanding (Note 4).......  $32,408,877
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
   ($32,408,877 [div] 2,890,350 shares outstanding).................................................  $     11.21
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PER SHARE:.............................................................................  $     12.00
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE:.......................................         7.05%
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $23,196,378
      Net investment income.........................................................................       18,058
      Accumulated net realized gain on investments sold.............................................    3,668,809
      Net unrealized appreciation on investments....................................................    5,525,632
                                                                                                      -----------
                                                                                                      $32,408,877
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       5

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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
      Dividend income...............................................................................  $ 1,168,330
      Interest income...............................................................................       52,984
                                                                                                      -----------
            Total Income............................................................................    1,221,314
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................      102,326
      Administrative fees (Note 2)..................................................................       33,635
      Professional fees.............................................................................       24,921
      Reports to shareholders.......................................................................       18,817
      Directors' fees and expenses (Note 2).........................................................       16,351
      Transfer agent fees...........................................................................       13,431
      Custodian fees................................................................................        6,300
      Miscellaneous.................................................................................        6,107
                                                                                                      -----------
            Total Expenses..........................................................................      221,888
                                                                                                      -----------
      Reduction of expenses (Note 6)................................................................         (630)
            Net Expenses............................................................................      221,258
Net investment income...............................................................................    1,000,056
                                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments..............................................................    2,496,153
      Decrease in unrealized appreciation on investments............................................   (1,054,388)
                                                                                                      -----------
      Net realized and unrealized gain on investments...............................................    1,441,765
                                                                                                      -----------
Net increase in net assets resulting from operations................................................  $ 2,441,821
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
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                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                        JUNE 30, 1997        YEAR ENDED
                                                                         (UNAUDITED)      DECEMBER 31, 1996
                                                                       ----------------   -----------------
Change in Net Assets:
      From Operations:
            Net investment income....................................    $  1,000,056        $ 1,946,915
            Net realized gain on investments.........................       2,496,153          1,061,695
            Change in unrealized appreciation/(depreciation) on
               investments...........................................      (1,054,388)         5,451,013
                                                                       ----------------   -----------------
                  Net increase in net assets resulting from
                     operations......................................       2,441,821          8,459,623
                                                                       ----------------   -----------------
      Dividends and Distributions From (Note 4):
            Net investment income....................................        (981,998)        (1,953,761)
            Net realized gain on investments.........................        --                 (431,988)
            Tax return of capital....................................        --                 --
                                                                       ----------------   -----------------
                  Total distributions to shareholders................        (981,998)        (2,385,749)
                                                                       ----------------   -----------------
      Capital Stock Transactions (Note 4):
            Net asset value of shares issued to shareholders in
               reinvestment of dividends and distributions from net
               investment income and net realized gain on
               investments...........................................         126,281            171,506
                                                                       ----------------   -----------------
                  Total increase in net assets.......................       1,586,104          6,245,380
      Net Assets:
            Beginning of period......................................      30,822,773         24,577,393
                                                                       ----------------   -----------------
            End of period (including distributions in excess of
               undistributed net investment income of $18,058 at June
               30, 1997).............................................     $32,408,877        $30,822,773
                                                                       ----------------   -----------------
                                                                       ----------------   -----------------

                       See notes to financial statements.
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                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                              SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1997   -------------------------------------------------
       PER SHARE OPERATING PERFORMANCE          (UNAUDITED)     1996      1995      1994        1993      1992
-------------------------------------------  ----------------- -------   -------   -------     -------   -------
Net asset value, beginning of year............     $ 10.70     $  8.59   $  8.30   $  8.70     $  7.63   $  7.35
                                                   -------     -------   -------   -------     -------   -------
Income from investment operations:
     Net investment income....................        0.35        0.68      0.64      0.65        0.65      0.65
     Net realized and unrealized gains
        (losses) on investments...............        0.50        2.26      0.33     (0.31)       1.10      0.31
                                                   -------     -------   -------   -------     -------   -------
           Total from investment operations...        0.85        2.94      0.97      0.34        1.75      0.96
                                                   -------     -------   -------   -------     -------   -------
Less distributions from:
     Net investment income....................       (0.34)      (0.68)    (0.40)    (0.49)      (0.65)    (0.65)
     In excess of net investment income.......        0.00        0.00      0.00      0.00       (0.03)     0.00
     Capital gain.............................        0.00       (0.15)     0.00     (0.09)       0.00      0.00
     Tax return of capital....................        0.00        0.00     (0.28)    (0.16)       0.00     (0.03)
                                                   -------     -------   -------   -------     -------   -------
           Total distributions................       (0.34)      (0.83)    (0.68)    (0.74)      (0.68)    (0.68)
                                                   -------     -------   -------   -------     -------   -------
Net asset value, end of year..................     $ 11.21     $ 10.70   $  8.59   $  8.30     $  8.70   $  7.63
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
Per share market value, end of period.........     $ 12.00     $ 12.00   $  9.13   $  8.50     $  9.50   $  8.00
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
----------------------------------------------------------------------------------------------------------------
Total investment return(c)....................        3.07(e)    42.32%    15.97%    (2.78)%     27.77%    22.64%
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
Total net asset value return(c)...............        8.00(e)    33.32%    12.12%     3.80%      23.04%    13.63%
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of year (in millions)....     $32.409     $30.823   $24.577   $23.548     $24.502   $21.323
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
     Ratios of expenses to average net
        assets................................        1.42%(d)    1.45%    1.73%     1.51%(a)    1.64%     1.63%
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
     Ratio of net investment income to average
        net assets............................        6.41%(d)    7.34%     7.67%     7.62%       7.31%     8.65%
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
     Portfolio turnover rate..................       72.28%(d)   30.45%    37.75%    80.68%     107.91%    79.51%
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------
     Average Commission Rate(b)...............     $0.0619     $0.0663     N/A       N/A         N/A       N/A
                                                   -------     -------   -------   -------     -------   -------
                                                   -------     -------   -------   -------     -------   -------

------------------------
(a) Fees paid through directed brokerage commissions have been excluded. Had these fees been paid by the Fund, the ratio would have been 1.42%.
(b) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.
(c) Total investment return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.
(d) Annualized.
(e) Total returns for periods of less than one year are not annualized.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') is a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 21, 1988. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount and estimates on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) company is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who received such distributions.

NOTE 2 -- INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .65% of the average daily net assets of the Fund (approximately .65% on an annual basis). For the six months ended June 30, 1997, the Fund incurred $102,326 in advisory fees.

     Administrative Fees: The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC') (the Administrator), serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee in an amount equal to 1/12th of .20% of the average daily net assets of the Fund (approximately
 .20% on an annual basis). For the six months ended June 30, 1997, the Fund incurred $33,635 in administration fees.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $16,351 for the six months ended June 30, 1997.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1997 aggregated $11,643,672 and $11,328,781, respectively.

     At June 30, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..........................................................................  $27,619,487
                                                                                          -----------
Gross unrealized appreciation...........................................................  $ 5,594,370
Gross unrealized depreciation...........................................................  $   (68,738)
                                                                                          -----------
Net unrealized appreciation.............................................................  $ 5,525,632
                                                                                          -----------
                                                                                          -----------

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                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4 -- CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

     At June 30, 1997, the Fund has one class of common stock, par value $.01 per share, of which 50,000,000 shares are authorized and 2,890,350 shares are outstanding.

     Distributions in 1997 resulted in 10,432 shares being issued at an average price of $12.11 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent in whole or fractional shares of the Fund.

NOTE 5 -- SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                               NET INCREASE
                                                                            NET REALIZED        (DECREASE)
                                         TOTAL               NET           AND UNREALIZED      IN NET ASSETS
                                      INVESTMENT         INVESTMENT         GAIN (LOSS)          RESULTING         NET ASSETS AT
                                        INCOME             INCOME          ON INVESTMENTS     FROM OPERATIONS      END OF PERIOD
                                   -----------------  -----------------  ------------------  -----------------  -------------------
            QUARTERLY                           PER                PER                PER                 PER                 PER
              PERIOD                 AMOUNT    SHARE    AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT    SHARE    AMOUNT     SHARE
---------------------------------- ----------  -----  ----------  -----  ----------  ------  ----------  -----  -----------  ------
FISCAL 1997
----------------------------------
March 31.......................... $  587,724  $0.20  $  477,384  $0.17  $  (52,886) $(0.02) $  424,498  $0.15  $30,839,414  $10.68
June 30...........................    633,590   0.22     522,672   0.18   1,494,651    0.52   2,017,323   0.70   32,408,877  $11.21
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   $1,221,314  $0.44  $1,000,056  $0.35  $1,441,765  $ 0.50  $2,441,821
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
FISCAL 1996
----------------------------------
March 31.......................... $  536,236  $0.19  $  444,453  $0.16  $  493,917  $ 0.17  $  938,370  $0.33  $25,073,634  $ 8.75
June 30...........................    595,777   0.20     504,820   0.17     786,905    0.28   1,291,725   0.45   25,919,671    9.03
September 30......................    509,289   0.18     413,898   0.15   1,478,090    0.51   1,891,988   0.66   27,854,272    9.69
December 31.......................    689,046   0.24     583,744   0.20   3,753,796    1.30   4,337,540   1.50   30,822,773   10.70
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   $2,330,348  $0.81  $1,946,915  $0.68  $6,512,708  $ 2.26  $8,459,623  $2.94
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
FISCAL 1995
----------------------------------
September 30...................... $  548,067  $0.19  $  431,265  $0.15  $  474,071  $ 0.17  $  905,336  $0.32  $24,908,041  $ 8.72
December 31.......................    645,437   0.23     559,863   0.20      37,155    0.01     597,018   0.21   24,577,393    8.59
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   $1,193,504  $0.42  $  991,128  $0.35  $  511,226  $ 0.18  $1,502,354  $0.53
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----

NOTE 6 -- DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $630 under this arrangement.

--------------------------------------------------------------------------------
                                       11

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                                 PROXY RESULTS

     During the six month period ended June 30, 1997, Cohen & Steers Realty Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 1997. The description of each proposal and number of shares voted are as follows:

                                                                            Shares Voted      Shares Voted
                                                                                For        Authority Withheld
1. To elect Directors
   George Grossman                                                            2,513,734           16,422
   Robert H. Steers                                                           2,514,834           15,322

                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                      For          Against        Abstain
2. To ratify Coopers & Lybrand L.L.P. as the Fund's                 2,503,365       17,762          9,029
   certified public accountants

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                                       12


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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112

American Stock Exchange Symbol: RIF

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                                       13


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COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


[COHEN & STEERS LOGO]


SEMI-ANNUAL REPORT
JUNE 30, 1997


First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712